UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2019

Cloud Peak Energy Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34547	26-3088162
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

748 T-7 Road, Gillette, Wyoming	82718
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (307) 687-6000

Not Applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
*	*	*

*On April 11, 2019, the New York Stock Exchange filed a Form 25 with the Securities and Exchange Commission to remove the common stock of  Cloud Peak Energy Inc. from listing and registration on the New York Stock Exchange. Deregistration under Section 12(b) of the Act will become effective 90 days after the filing date of the Form 25.

Item 1.01              Entry into a Material Definitive Agreement

The information regarding amendments to the DIP Credit Agreement (as defined below) set forth in Item 2.03 of this Current Report on Form 8-K is incorporated into this Item 1.01 by reference.

Item 1.03              Bankruptcy or Receivership

The information regarding amendments to the DIP Credit Agreement set forth in Item 2.03 of this Current Report on Form 8-K is incorporated into this Item 1.03 by reference.

Item 2.03              Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Debtor-In-Possession Financing

On June 19, 2019, the Company and substantially all of its wholly owned domestic subsidiaries (collectively, the “Debtors”) entered into an Amendment No. 1 (“Amendment No. 1”) amending that certain Superpriority Senior Secured Priming Debtor-in-Possession Credit Agreement (the “DIP Credit Agreement”) by and among Cloud Peak Energy Inc. and the other Debtors, as borrowers, the various lenders from time to time party thereto (the “Lenders”) and Ankura Trust Company, LLC, as administrative agent and collateral agent previously described on Current Report Form 8-K filed on May 17, 2019. Amendment No. 1 amended the definition of “Maturity Date” in the DIP Credit Agreement to extend the date on which the DIP Credit Agreement would terminate if an order approving the relief granted and contemplated in Interim Order (I) Authorizing the Debtors to (A) Obtain Postpetition Financing Secured by Senior Priming Liens and (B) Use Cash Collateral, (II) Granting Liens and Providing Superpriority Administrative Expense Status, (III) Granting Adequate Protection, (IV) Modifying the Automatic Stay and (V) Granting Related Relief [Docket No. 106] on a final basis (the “Final DIP Order”) has not yet been entered from thirty-five days after entry of the Interim Order (I) Authorizing the Debtors to (A) Obtain Postpetition Financing Secured by Senior Priming Liens and (B) Use Cash Collateral, (II) Granting Liens and Providing Superpriority Administrative Expense Status, (III) Granting Adequate Protection, (IV) Modifying the Automatic Stay and (V) Granting Related Relief [Docket No. 106] (the “Interim DIP Order”) to sixty-five days after entry of the Interim DIP Order and provided for other related amendments to the DIP Credit Agreement.

The foregoing description is only a summary of Amendment No. 1 and is qualified in its entirety by reference to the full text of Amendment No. 1, which is filed as Exhibit 10.1 hereto and which is incorporated by reference herein.

On June 25, 2019, the Debtors entered into an Amendment No. 2 (“Amendment No. 2”) amending the DIP Credit Agreement to, among other things, provide that upon entry of the Final DIP Order, the DIP Credit Agreement will be amended to accommodate and provide for the borrowing and “roll-up” mechanics described in the Tender Offer (as defined below).

The foregoing description is only a summary of Amendment No. 2 and is qualified in its entirety by reference to the full text of Amendment No. 2, which is filed as Exhibit 10.2 hereto and which is incorporated by reference herein.

Item 7.01              Regulation FD Disclosure

On June 25, 2019, the Company issued a press release announcing that the Company has extended the expiration date of the Tender Offer.  A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Item 7.01 (including Exhibit 99.1) is furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, notwithstanding any general incorporation by reference language in other filings by the Company.

Item 8.01              Other Events

Tender Offer Extended

On June 13, 2019, the Company launched its previously announced tender offer providing the opportunity for the holders of record as of May 17, 2019 of Second Lien Senior Secured Notes due 2021 (the “2021 Notes”) issued by Cloud Peak Energy Resources LLC and Cloud Peak Energy Finance Corp. (the “Tender Offer”) to (i) participate as a lender in the DIP Credit Agreement on a pro rata basis up to such holder’s percentage ownership of the outstanding 2021 Notes and (ii) to exchange, or “roll-up”, a principal amount of their 2021 Notes equal to 80% of their commitments as a lender under the DIP Credit Agreement for an equal amount of additional loans under the DIP Credit Agreement.

As a result of a change in the date for the hearing before the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) to consider entry of an order approving the relief granted and contemplated in the Final DIP Order, the Company announced an extension of the expiration date of the Tender Offer.  The following reflects the updated dates with respect to the Tender Offer, which are subject to change:

Event	Updated Date and Time	Original Date and Time
Anticipated Date of Entry of Final DIP Order	July 18, 2019	July 2, 2019
Expiration Time	5:00 p.m., New York City Time on July 26, 2019	5:00 p.m., New York City Time on July 11, 2019
Initial Closing Date	August 1, 2019	July 16, 2019

The Notice and Subscription Form for Non-Backstop Parties, which contains the terms and conditions of the tender offer for holders of 2021 Notes (other than holders that are existing lenders under the DIP Credit Agreement), is available at https://cases.primeclerk.com/cloudpeakenergy/.  The disclosure herein is subject to and qualified in its entirety by reference to the Notice and Subscription Form for Non-Backstop Parties and documents referred to therein and, in the event of any conflict, the terms of such documents shall control.

None of the Company, its Board of Directors, the administrative agent under the DIP Credit Agreement or the information agent is making any recommendation as to whether holders should tender their 2021 Notes in response to the Notice and Subscription Form or otherwise participate in the Tender Offer, and none of them have authorized any person to make any such recommendation.

Cautionary Note Regarding Forward-Looking Statements

This Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not statements of historical facts and often contain words such as “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “seek,” “could,” “should,” “intend,” “potential,” or words of similar meaning. Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates regarding the Company, industry, economic conditions, government regulations and energy policies and other factors. Forward-looking statements may include, for example, the anticipated timing and terms of the Tender Offer, statements regarding the Board of Directors’ strategic evaluation process, the Company’s operational and financial priorities, the Company’s responses to the structural changes in the U.S. coal industry, the Company’s efforts to position it for future growth opportunities, and other statements regarding the Company’s plans, strategies, prospects and expectations concerning its business, operating results, financial condition, liquidity and other matters that do not relate strictly to historical facts. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding the Company’s ability to continue as a going concern, the Company’s ability to successfully complete a sale process under Chapter 11; potential adverse effects of the Chapter 11 cases on the Company’s liquidity and results of operations; the Company’s ability to obtain timely approval by the Bankruptcy Court with respect to the motions filed in the Chapter 11 cases; objections to the sale process or other pleadings filed that could protract the Chapter 11 cases; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties, including its ability to provide adequate compensation and benefits during the Chapter 11 cases; the Company’s ability to comply with the restrictions imposed by its Accounts Receivable Securitization Program (the “A/R Securitization Program”), the DIP financing and other financing arrangements; the Company’s ability to maintain relationships with suppliers, customers, employees and other third parties and regulatory authorities as a result of the Chapter 11 filing; the effects of the bankruptcy petitions on the Company and on the interests of various constituents, including holders of the Company’s common stock; the Bankruptcy Court’s rulings in the Chapter 11 cases, and the outcome of the Chapter 11 cases generally; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings; risks associated with third-party motions in the Chapter 11 cases, which may interfere with the Company’s ability to consummate a sale; and increased administrative and legal costs related to the Chapter 11 process and other litigation and inherent risks involved in a bankruptcy process. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports and registration statements the Company files with the Securities and Exchange Commission, including those in Item 1A - Risk Factors in its most recent Form 10-K and any updates thereto in its Forms 10-Q and current reports on Form 8-K. Additional factors, events, or uncertainties that may emerge from time to time, or those that the Company currently deems to be immaterial, could cause its actual results to differ, and it is not possible for the Company to predict all of them. The Company makes forward-looking statements based on currently available information, and it assumes no obligation to, and expressly disclaim any obligation to, update or revise publicly any forward-looking statements made in this release, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01                   Financial Statements and Exhibits

(d)         Exhibits.  The following exhibit is being furnished herewith.

Exhibit Number	Description
10.1

Amendment No. 1 dated as of June 19, 2019 to Superpriority Senior Secured Priming Debtor-in-Possession Credit Agreement dated as of May 15, 2019 by and among Cloud Peak Energy Inc. and its subsidiaries party thereto, the lenders party thereto and Ankura Trust Company, LLC, as administrative agent and as collateral agent

10.2

Amendment No. 2 dated as of June 25, 2019 to Superpriority Senior Secured Priming Debtor-in-Possession Credit Agreement dated as of May 15, 2019 by and among Cloud Peak Energy Inc. and its subsidiaries party thereto, the lenders party thereto and Ankura Trust Company, LLC, as administrative agent and as collateral agent

99.1	Furnished Press Release of Cloud Peak Energy Inc., dated June 25, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2019

CLOUD PEAK ENERGY INC.

By:	/s/ Bryan J. Pechersky
	Name:	Bryan J. Pechersky
	Title:	Executive Vice President, General Counsel and Corporate Secretary